SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 March 19, 2004

                          STORAGE COMPUTER CORPORATION
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             (Exact Name of Registrant as specified in its charter)

         DELAWARE                         1-13616                 02-045093
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(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

11 Riverside Street, Nashua, NH                                    03062-1373
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (603) 880-3005
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               Registrant's telephone number, including area code:


                                 Not Applicable
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       (Registrant's Name or Former Address, if Change Since Last Report)


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Item 7. Financial Statements, Pro Forma financial Information and Exhibits

(c)  Exhibits

     99.1* Press Release dated April 15, 2004


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* Furnished herewith

Exhibits
      99.1* Press release dated April 15, 2004

Item 12. Results of operations and financial condition.


     The Company issued a press release on April 15, 2004 announcing its results of operations for the fourth quarter and year ended December 31, 2003, a copy of which is attached as Exhibit 99.1.

     In accordance with General Instruction B.6. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2004                             STORAGE COMPUTER CORPORATION


                                                 By: /s/ Michael J. O'Donnell
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                                                 Name:   Michael J. O'Donnell
                                                 Title:  Chief Financial Officer